The Hartford Tax-Free National Fund

Summary Prospectus

The Hartford Mutual Funds

March 1, 2010

Class	Ticker
A	HTNAX
B	HTNBX
C	HTNCX
L	FTNAX
I	HTNIX
Y	HTNYX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hartfordmutualfunds.com/prospectuses.  You can also get this information at no cost by calling 1-888-843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s prospectus dated March 1, 2010, statement of additional information dated March 1, 2010 and annual report dated October 31, 2009 are incorporated into this summary prospectus by reference.  The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks to provide current income exempt from federal income tax with capital appreciation as a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	L	I	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None (under $1 million invested)	None	None
Exchange fees	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	L	I	Y
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	—	—
Other expenses	0.14%	0.20%	0.15%	0.09%	0.15%	0.09%
Acquired Fund fees and expenses	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total annual fund operating expenses	0.92%	1.73%	1.68%	0.87%	0.68%	0.62%
Less: Contractual expense reimbursement(1)	0.04%	0.10%	0.05%	0.04%	0.05%	—
Net operating expenses(1)	0.88%	1.63%	1.63%	0.83%	0.63%	0.62%

(1)              Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.85% (Class A), 1.60% (Class B), 1.60% (Class C), 0.60% (Class I), 0.80% (Class L) and 0.60% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$536	$726	$933	$1,527
B	$666	$835	$1,129	$1,818
C	$266	$525	$908	$1,983
L	$531	$711	$907	$1,471
I	$64	$213	$374	$842
Y	$63	$199	$346	$774

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$536	$726	$933	$1,527
B	$166	$535	$929	$1,818
C	$166	$525	$908	$1,983
L	$531	$711	$907	$1,471
I	$64	$213	$374	$842
Y	$63	$199	$346	$774

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax and that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive from a yield perspective while considering total return.  The Fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.  The Fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities.  At least 65% of the tax-exempt obligations purchased by the Fund will be of “investment grade” quality.  The Fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Alternative Minimum Tax Risk - The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk – Securities purchased by the fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  The value of illiquid securities may reflect a discount from the market price of comparable securities for which a liquid market exists, and thus negatively affect the fund’s net asset value.

Municipal Securities Risk - State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Past Performance.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

•                 Assume reinvestment of all dividends and distributions

•                 Include the Fund’s performance when it was managed by a previous investment adviser

•                 Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

•                 Shows how the Fund’s total return has varied from year to year

•                 Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•                 Shows the returns of Class A since the date the class commenced operations and the returns of Class E prior to that date.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes would differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   9.42% (3rd quarter, 2009)   Lowest  -10.43% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	12.07%	-0.39%	3.19%
- After Taxes on Distributions	12.04%	-0.43%	3.01%
- After Taxes on Distributions and Sale of Fund Shares	9.62%	0.31%	3.28%
Share Classes (Return Before Taxes)
Class B	11.49%	-0.57%	2.97%
Class C	15.45%	-0.24%	2.84%
Class L	12.19%	-0.41%	3.13%
Class I	17.62%	0.68%	3.74%
Class Y	17.70%	0.70%	3.86%
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Christopher Bade	Vice President	2007
Joseph Darcy	Executive Vice President	2010

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50
Class B	Closed to new investments	N/A
Class L	Closed to new investors	$50
Class Y	$1 million	None
	Offered to certain institutional investors and certain employer-sponsored retirement plans

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains.  In addition, interest on certain bonds may be subject to the federal alternative minimum tax.  To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

MFSUM-TFN10

March 1, 2010